UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 7, 2013

Date of Report
(Date of earliest event reported)

AutoZone, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 South Front Street, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2013, the Board of Directors of AutoZone, Inc. ("the Company" or "AutoZone") elected Linda A. Goodspeed as a director of the Company.

Ms. Goodspeed is Senior Vice President and Chief Information Officer of The ServiceMaster Company. Prior to joining ServiceMaster, she was Vice President of Information Systems for Nissan North America, Inc., from 2007 to 2011. She also serves as a director of American Electric Power Co., Inc. and Columbus McKinnon Corp.

The Company's Board of Directors has not yet determined on which committees Ms. Goodspeed will serve.

The press release announcing this matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed with this Current Report pursuant to Item 5.02:

(d) Exhibits

99.1 Press Release dated February 7, 2013

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoZone, Inc.
Dated: February 7, 2013	By:	/s/ HARRY L. GOLDSMITH Harry L. Goldsmith Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1 Press Release dated February 7, 2013.